EXHIBIT 21.1

List of Subsidiaries

Jurisdiction of Incorporation
Subsidiary
2 Joseph Street, LLC	New Jersey
3333493 Nova Scotia Company	Canada
Agro Charleston, LLC	Delaware
Agrofundo Brasil II Fundo de Investimento em Paricipacoes	Brazil
Agro Houston, LLC	Delaware
Agro Improvement Participacoes S.A.	Brazil
Agro Merchants Carson, LLC	Delaware
Agro Merchants Chile Holdings SpA	Chile
Agro Merchants European Holdings II S.a.r.l	Luxembourg
Agro Merchants European Holdings S.a.r.l	Luxembourg
Agro Merchants European Intermediate Holdings S.a.r.	Luxembourg
Agro Merchants LATAM Holdings S.a.r.l	Luxembourg
Agro Merchants Lisboa Transport Unipessol, Lda	Portugal
Agro Merchants Lisboa Warehousing S.A.	Portugal
Agro Merchants North America Intermediate Holdings, LLC	Delaware
Agro Merchants North America Holdings, LLC	Delaware
Agro Merchants Oakland, LLC	Delaware
Agro Merchants Brazil Participacoes Ltda	Brazil
Agro Merchants Porto Warehousing S.A.	Portugal
Agro Merchants Portugal, SGPS, S.A.	Portugal
Agro Merchants Sines, Unipessol LDA	Portugal
Albert & Cornelia, LLC	New Jersey
Americold Algeciras, S.L.U.	Spain
Americold Barcelona Santa Perpatua, S.A.	Spain
Americold Barcelona-Palau, S.A.U.	Spain
Americold Barnesveld Packaging B.V.	Netherlands
Americold Barnesveld Warehousing B.V.	Netherlands
Americold Castleblayney Limited (Ireland)	Ireland
Americold Dublin Holdings Limited	Ireland
Americold Dublin RE Limited	Ireland
Americold Dublin Limited	Ireland
Americold Forwarding Agency B.V.	Netherlands
Americold Gdansk Sp. Z. o. o.	Poland

Americold Holdings UK Limited	N. Ireland
Americold IR RE Holdco Limited	Ireland
Americold Ireland Limited	Ireland
Americold Ireland Properties Limited (Ireland)	Luxembourg
Americold Lough Eglish Limited (Ireland)	Ireland
Americold Lurgan Transport Ltd.	N. Ireland
Americold Lurgan Warehousing Ltd.	N. Ireland
Americold Maasvlakte B.V.	Netherlands
Americold Netherlands II B.V.	Netherlands
Americold Poland Holdings Sp. Z. o. o.	Poland
Americold Rotterdam Packaging B.V.	Netherlands
Americold Rotterdam Warehousing B.V.	Netherlands
Americold UK LLP	United Kingdom
Americold Urk B.V.	Netherlands
Americold Valencia S.L.U.	Spain
Americold Westland Holding B.V.	Netherlands
Americold Westland Packaging B.V.	Netherlands
Americold Westland Warehousing B.V.	Netherlands
Americold Whitchurch, Ltd	United Kingdom
Americold Wien GmbH	Austria
Americold Wien Holdings GmbH	Austria
Americold Acquisition Partnership GP LLC	Delaware
Americold Acquisition, LLC	Delaware
Americold Australia PTY Ltd.	Australia
Americold Australia Realty Trust	Australia
Americold Australian Holdings PTY Ltd.	Australia
Americold Australian Logistics PTY Ltd.	Australia
Americold Brazil, LLC	Delaware
Americold Brazil Participcoes Ltda	Brazil
Americold Brisbane Realty Trust	Australia
Americold Chambersburg Holdings, LLC	Delaware
Americold Clearfield Opco, LLC	Delaware
Americold Clearfield Propco, LLC	Delaware
Americold Food Logistics PTY Ltd.	Australia
Americold Investments PTY Ltd.	Australia
Americold Logistics Argentina S.A.	Argentina
Americold Logistics Hong Kong Limited	Hong Kong
Americold Logistics Limited	Australia
Americold Logistics Services NZ Ltd.	New Zealand
Americold Logistics, LLC	Delaware

Americold Melbourne Realty Trust	Australia
Americold Middleboro Opco, LLC	Delaware
Americold Middleboro Propco, LLC	Delaware
Americold NB PTY LTD	Australia
Americold Nebraska Leasing LLC	Nebraska
Americold Netherlands B.V.	Netherlands
Americold Netherlands Finco B.V.	Netherlands
Americold Netherlands Holdco B.V.	Netherlands
Americold NZ Limited	New Zealand
Americold Nova Cold Holdings, L.P.	Delaware
Americold Nova Cold Holdings II, LLC	Delaware
Americold Propco Phoenix Van Buren LLC	Delaware
Americold Properties, LLC	Delaware
Americold Property PTY Ltd.	Australia
Americold Real Estate, L.P.	Delaware
Americold Realty Australia Management PTY LTD	Australia
Americold Realty Hong Kong Limited	Hong Kong
Americold Realty Operating Partnership, L.P.	Delaware
Americold Realty LLC.	Delaware
Americold Realty Operations, Inc.	Delaware
Americold Realty State Management PTY LTD	Australia
Americold Russellville, LLC	Arkansas
Americold San Antonio Propco LLC	Delaware
Americold Storage NB PTY Ltd.	Australia
Americold Sydney Realty Trust	Australia
Americold TRS Parent, LLC	Delaware
Americold Transportation, LLC	Delaware
Americold Transportation Services, LLC	Delaware
Americold Zarantepec, S.L.U.	Spain
AMLOG Canada Inc.	Canada
AM NL RE Holdco 1 B.V.	Netherlands
AM NL RE Holdco 2 B.V.	Netherlands
AM UK RE Holdco Ltd.	N. Ireland
Americold Hawkeye Blocker GP LLC	Delaware
Americold Hawkeye Parent LLC	Delaware
ART AL Holding LLC	Delaware
ART First Mezzanine Borrower Opco 2002-2 L.P.	Delaware
ART First Mezzanine Borrower Propco GP 2006-2, LLC	Delaware

ART Icecap Holdings LLC	Delaware
ART Leasing LLC	Delaware
ART Manager L.L.C.	Delaware
ART Mezzanine Borrower Opco 2013 LLC	Delaware
ART Mezzanine Borrower Propco 2013 LLC	Delaware
ART Mortgage Borrower GP LLC	Delaware
ART Mortgage Borrower Opco 2006-1A L.P.	Delaware
ART Mortgage Borrower Opco 2006-1B L.P.	Delaware
ART Mortgage Borrower Opco 2006-1C L.P.	Delaware
ART Mortgage Borrower Opco 2006-2 L.P.	Delaware
ART Mortgage Borrower Opco 2010 -4 LLC	Delaware
ART Mortgage Borrower Opco 2010 -5 LLC	Delaware
ART Mortgage Borrower Opco 2010 -6 LLC	Delaware
ART Mortgage Borrower Opco 2013 LLC	Delaware
ART Mortgage Borrower Opco GP 2006-1A LLC	Delaware
ART Mortgage Borrower Opco GP 2006-1B LLC	Delaware
ART Mortgage Borrower Opco GP 2006-1C LLC	Delaware
ART Mortgage Borrower Opco GP 2006-2 LLC	Delaware
ART Mortgage Borrower Propco 2006-1A L.P.	Delaware
ART Mortgage Borrower Propco 2006-1B L.P.	Delaware
ART Mortgage Borrower Propco 2006-1C L.P.	Delaware
ART Mortgage Borrower Propco 2006-2 L.P.	Delaware
ART Mortgage Borrower Propco 2010 -4 LLC	Delaware
ART Mortgage Borrower Propco 2010 -5 LLC	Delaware
ART Mortgage Borrower Propco 2010 -6 LLC	Delaware
ART Mortgage Borrower Propco 2013 LLC	Delaware
ART Mortgage Borrower Propco GP 2006-1A LLC	Delaware
ART Mortgage Borrower Propco GP 2006-1B LLC	Delaware
ART Mortgage Borrower Propco GP 2006-1C LLC	Delaware
ART Mortgage Borrower Propco GP 2006-2 LLC	Delaware
ART Mortgage Borrower, L.P.	Delaware
ART Quarry TRS LLC	Delaware
ART Second Mezzanine Borrower Opco 2013 LLC	Delaware
ART Second Mezzanine Borrower Propco 2013 LLC	Delaware
ART Third Mezzanine Borrower Opco 2013 LLC	Delaware
ART Third Mezzanine Borrower Propco 2013 LLC	Delaware
Atlas Cold Storage Logistics LLC	Minnesota

Atlas Logistics Group Retail Services (Atlanta) LLC	Delaware
Atlas Logistics Group Retail Services (Denver) LLC	Minnesota
Atlas Logistics Group Retail Services (Phoenix) LLC	Delaware
Atlas Logistics Group Retail Services (Roanoke) LLC	Delaware
Atlas Logistics Group Retail Services (Shelbyville) LLC	Delaware
Australia Holdco Pty Ltd	Australia
Ballykeel Freight Limited	N. Ireland
Barneveld RE B.V.	Netherlands
BCP VII Chiller 892/US T-E Feeder L.P.	Delaware
Beheer Maatscappi Assembage B.V.	Netherlands
Beheer Maatscappi Harthoorn B.V.	Netherlands
Bestway Agro Logistics Ltda	Brazil
Blockchain Transport, LLC	Arkansas
Bowman Stores, Ltd.	United Kingdom
Coldstore Netherlands B.V.	Netherlands
Comfrio Soluceos Logisticas S.A.	Brazil
Comfrio Transportes EIRELI	Brazil
Castleblayney RE Limited	Ireland
Chambersburg Cold Storage Limited Partnership	Maryland
Chambersburg Cold Storage, Inc.	Maryland
Cloverleaf Cold Storage, LLC	Delaware
Cloverleaf Cold Storage Co LLC	Ohio
CCS Realty, LLC	Iowa
CCS Realty Property Owner, LLC	Delaware
Doboy Cold Stores Pty Ltd	Australia
Europe Total Logistics B.V.	Netherlands
Friopuerto Leixoes S.L.	Portugal
Frigorifico Andino S.A.	Chile
Frigoriferi Industriali Gestione Integrata Srl	Italy
Garden State Freezers, LLC	Delaware
G.F. Cold Storage, LLC	Delaware
Grower Services Acquisition, LLC	Delaware
Hall’s Fast Motor Freight, Inc.	New Jersey
Hall’s Logistics, Inc.	New Jersey
Harthoorne Beheer B.V.	Netherlands
Icecap Australia MIT Holding, LLC	Australia
Icecap Properties AU LLC	Delaware
Icecap Properties NZ Holdings LLC	Delaware
Icecap Properties NZ Limited LLC	New Zealand

Icicle Australia Property Pty Limited	Australia
Icicle NZ Property Limited	New Zealand
Inland Quarries, L.L.C.	Delaware
JF Comerico e Distribuicao de Alimentos Ltda	Brazil
JFLOG Participacoes Ltda	Brazil
KCL Equipment Owner, LLC	Delaware
KC Underground, LLC	Delaware
KM Brrr, LLC	New Jersey
KM Properties, LLC	New Jersey
KM Properties Logan LLC	New Jersey
KMT Logistics, LLC	New Jersey
KM Transportation, LLC	New Jersey
Lanier Cold Storage LLC	Georgia
Lanier Freezer, LLC	Georgia
LBC Consultores LDA	Portugal
Lough Eglish RE Limited	Ireland
Lurgan RE 1 Ltd.	N. Ireland
Lurgan RE II Ltd.	N. Ireland
Lucca Freezer & Cold Storage, LLC	Delaware
Lucca Newco, LLC	Delaware
Lucca Trucking, LLC	Delaware
Maasvlalte RE B.V.	Netherlands
MHG Gateway Properties, LLC	Delaware
MHW Group at Perryville, LLC	Maryland
Monmouth Property Development, LLC	Illinois
Mullica Hill Cold Storage, LLC	Delaware
Mullica Hill Group, LLC	Delaware
NCS Trucking, LLC	Minnesota
Newark Energy Group, LLC	New Jersey
Newark Farmers Market Urban Renewal, LLC	New Jersey
Newark Facility Management, LLC	New Jersey
New Hall’s Warehouse LLC	New Jersey
Newport St. Paul Cold Storage, LLC	Minnesota
Nordic Atlanta Cold Storage, LLC	Delaware
Nordic Atlanta Warehouse Services, LLC	Delaware
Nordic Cold Holdings, LLC	Delaware
Nordic Cold Storage Holdings II, LLC	Delaware
Nordic Cold Storage Holdings, LLC	Delaware
Nordic Logistic Services, LLC	Delaware

Nordic Logistics & Warehousing, LLC	Delaware
Nordic Nashville, LLC	Delaware
Nordic Raleigh Cold Storage, LLC	Delaware
Nordic Rockmart II Cold Storage, LLC	Delaware
Nordic Savannah, LLC	Delaware
Nordic Savannah II, LLC	Delaware
Nordic Savannah III, LLC	Delaware
Nordic Warehouse Services, LLC	Delaware
Nordic Wilmington Cold Storage, LLC	Delaware
Nordic WS II, LLC	Delaware
Novacom Limited	Ireland
Newlook Products, LLC	Georgia
Nova Cold Logistics, ULC	Nova Scotia
Oak Tree Truck Rental Corp	New Jersey
PCL Repacking, LLC	Delaware
Portfresh Development, LLC	Delaware
Portfresh Holdings, LLC	Delaware
Project London Buyer 1, LLC	Delaware
Project London Buyer 2, LLC	Delaware
Project Shiver Buyer 2, LLC	Delaware
Project Shiver Buyer 3, LLC	Delaware
Savannah Cold Storage LLC	Delaware
Sawyers Distribution (Moy) Limited	N. Ireland
Sawyers Transport Ireland Limited	Ireland
Second Street, LLC	Iowa
Stock Tech S.A. Armazens Gerias	Brazil
Superfrio Armazens Gerias S.A.	Brazil
T.F. Bowman & Son, Ltd.	United Kingdom
Ti-Hi, LLC	New Jersey
URK RE B.V.	Netherlands
URS Realty, L.L.C.	Delaware
URS Real Estate L.P.	Delaware
VCD Pledge Holdings, LLC	Delaware
Versacold Atlas Logistics Services USA LLC	Delaware
Versacold Logistics, LLC	Delaware
Versacold Midwest LLC	Delaware
Versacold Northeast Logistics, LLC	Massachusetts
Versacold Northeast, Inc.	Massachusetts

Versacold USA, L.L.C.	Delaware
Westland RE B.V.	Netherlands
Whitchurch RE Ltd.	United Kingdom
Woolsey Freight Limited	N. Ireland
Zero Mountain LLC	Arkansas
Zero Mountain Aviation, LLC	Arkansas
Zero Mountain Logistics LLC	Oklahoma
ZMI Leasing LLC	Oklahoma
ZM NLR Property Owner, LLC	Delaware
ZM Property Owner, LLC	Delaware
ZM Waco Property Owner LLC	Delaware